Award Timing Disclosure	12 Months Ended
May 31, 2026
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Stock Option Grant Timing Policy

We did not grant stock options or stock appreciation rights in fiscal 2026, as the Compensation Committee determined that the cost of stock options to us is too high for what would represent a relatively small share of the recipients' total compensation. As a result, we did not maintain policies or practices regarding the timing of grants of such awards in relation to the disclosure of material nonpublic information during fiscal 2026. Accordingly, no disclosure is required under Item 402(x)(2) of Regulation S-K.

Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false